______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 25, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-3
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095         13-3969868
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On  the November 25,  1997  Distribution Date,  The Bank of New York, as
trustee (the "Series 1997-3 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-3 (the "Series 1997-3 Trust"), distributed to holders (the "Series 1997-3 Certificateholders") of the Series 1997-3 Trust's Asset-Backed Certificates, interest and principal totalling $6,023,833.51, pursuant to a Pooling and Servicing Agreement dated as of September 12, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-3 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-3 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-3 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-3, Statement to Certificateholders dated November 25, 1997.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  November 25, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                Page
-------                                                                ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-3, Statement  to
     Certificateholders dated November 25, 1997.                          3



                                EXHIBIT 1


                                                     Payment Date:  11/25/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                        COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                        ASSET-BACKED CERTIFICATES, SERIES 1997-3


                                       Current Payment Information
Class Information
                      Beginning      Pass Thru     Principal	  Interest      Interest    Applied Realized   Ending Certificate
Class Code  Name     Cert. Bal.       Rate        Dist. Amt.     Dist. Amt.   Carryforward     Loss Amount           Balance

            AF-1   29,616,716.72   6.575000%   1,547,170.34     162,274.93       0.00             0.00           28,069,546.37
            AF-2   26,540,000.00   6.670000%           0.00     147,518.17       0.00             0.00           26,540,000.00
            AF-3   12,110.000.00   7.195000%           0.00      72,609.54       0.00             0.00           12,110,000.00
            AF-4   10,000,000.00   6.885000%           0.00      57,375.00       0.00             0.00           10,000,000.00
            MF-1    3,480,000.00   7.160000%           0.00      20,764.00       0.00             0.00            3,480,000.00
            MF-2    2,610,000.00   7.360000%           0.00      16,008.00       0.00             0.00            2,610,000.00
             BF     1,740,000.00   7.665000%           0.00      11,114.25       0.00             0.00            1,740,000.00
            AV-1  157,409,307.82   5.856250%   3,109,001.22     742,583.88       0.00             0.00          154,300,306.60
            MV-1   11,340.000.00   6.016250%           0.00      54,958.44       0.00             0.00           11,340,000.00
            MV-2   10,395,000.00   6.216250%           0.00      52,053.32       0.00             0.00           10,395,000.00
             BV     5,670,000.00   6.656250%           0.00      30,402.42       0.00             0.00            5,670,000.00
             R              0.00      N/A            N/A              0.00        N/A              N/A                    0.00
Totals       -    270,911,024.54               4,656,171.56   1,367,661.95       0.00             0.00          266,254,852.98



Class Information              Original Certificate Information          Factors per $1,000
                     Original       Pass Thru      Cusip      Principal        Interest	        Ending
Type	 Name	     Cert. Bal.       Rate         Number       Dist.            Dist.	       Cert. Bal
 FIX     AF-1     30,520,000.00     6.575000%    126671AW6    50.69365481     5.31700285      919.70990737
 FIX     AF-2     26,540,000.00     6.670000%    126671AL0     0.00000000     5.55833333     1000.00000000
 FIX     AF-3     12,110.000.00     7.195000%    126671AM8     0.00000000     5.99583333     1000.00000000
 FIX     AF-4     10,000,000.00     6.885000%    126671AN6     0.00000000     5.73750000     1000.00000000
 FIX     MF-1      3,480,000.00     7.160000%    126671AP1     0.00000000     5.96666667     1000.00000000
 FIX     MF-2      2,610,000.00     7.360000%    126671AQ9     0.00000000     6.13333333     1000.00000000
 FIX      BF       1,740,000.00     7.665000%    126671AR7     0.00000000     6.38750000     1000.00000000
 FLT     AV-1    161,595,000.00     5.856250%    126671AS5    19.23946419     4.59533943      954.85817385
 FLT     MV-1     11,340.000.00     6.016250%    126671AT3     0.00000000     4.84642361     1000.00000000
 FLT     MV-2     10,395,000.00     6.216250%    126671AU0     0.00000000     5.00753472     1000.00000000
 FLT      BV       5,670,000.00     6.656250%    126671AV8     0.00000000     5.36197917     1000.00000000
Totals     -     276,000,000.00         -             -       16.87018682     4.95529692    964.6914962887


                COLLATERAL INFORMATION

                   Group 1
Beginning Principal Balance                 86,478,516.20
Scheduled Principal Payment                     82,195.59
Prepayment Amount                            1,262,095.86
Ending Principal Balance                    85,134,224.76

Extra Principal Distribution Amount            202,878.90
Net Mortgage Rate                               9.582164%
Cumulative Applied Realized Loss Amounts             0.00
Trigger Event                            Has not Occurred
Targeted Overcollateralization Amount          870,000.00
Ending Overcollateralization Amount            584,678.39*

                   Group 2
Beginning Principal Balance                185,485,092.14
Scheduled Principal Payment                    104,424.16
Prepayment Amount                            2,542,422.93
Ending Principal Balance                   182,838,245.05

Extra Principal Distribution Amount            462,154.13
Net Mortgage Rate                               8.683084%
Cumulative Applied Realized Loss Amounts             0.00
Trigger Event                            Has not Occurred
Targeted Overcollateralization Amount        1,890,000.00
Ending Overcollateralization Amount          1,132,938.45*

                          FEES & ADVANCES

                                                  Group 1            Group 2
Monthly master servicer fees paid               35,033.54          73,616.48
Advances included in this distribution	        25,413.23          36,398.29

                    TOTAL REO INFORMATION

Total Number of REO Properties                          1                  0
Total Principal Balance of REO Properties          68,556                  0

                        LIQUIDATION AND LOSSES INFORMATION

                                                           Group 1     Group 2
Liquidated Loan #                                                0           0
  Stated Principal Balance                                    0.00        0.00
  Realized Losses                                             0.00        0.00

Liquidated Loan #                                                0           0
  Stated Principal Balance                                    0.00        0.00
  Realized Losses                                             0.00        0.00

Aggregate Stated Principal Balance of all Liquidated Loan     0.00        0.00

                   GROUP 1 DELINQUENCY INFORMATION

      Period                 Loan Count          Ending Stated Balance

     1 month                         27                   1,574,692.46
     2 months                        14                     682,767.39
    3+ months                         4                     207,156.51
   Foreclosure                        6                     300,992.28
     Totals                          51                   2,765,608.64


                   GROUP 2 DELINQUENCY INFORMATION

      Period	              Loan Count         Ending Stated Balance
      1 month                         38                  3,561,080.83
      2 months                         9                    630,986.42
     3+ months                         2                     60,181.55
    Foreclosure                        6                    497,142.20
      Totals                          55                  4,749,391.00

                              NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceding calendar month)

Loan Number                    Loan Group           Stated Principal Balance
 1702057                                1                          68,555.95
       0                                1                               0.00
       0                                2                               0.00
       0                                2                               0.00